EXHIBIT 10.16


                           STATIA TERMINALS GROUP N.V.
                             1997 STOCK OPTION PLAN

     1. PURPOSES. The purposes of the Statia Terminals Group N.V. 1997 Stock Option Plan are:

     (a) To further the growth, development and success of the Company and its Subsidiaries by enabling key salaried employees and directors of, and consultants to, the Company and its Subsidiaries to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees, directors and consultants to exert their best efforts on behalf of the Company and its Subsidiaries; and

     (b) To maintain the ability of the Company and its Subsidiaries to attract and retain employees, directors and consultants of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and its Subsidiaries which will reflect the growth, development and success of the Company and its Subsidiaries.

Toward these objectives, the Committee may grant Options to such employees, directors and consultants, all pursuant to the terms and conditions of the Plan.

     2. DEFINITIONS. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

     a) "AGREEMENT" - an option agreement evidencing an Option.

     b) "BOARD" - the Board of Directors of the Company.

     c) "CODE" - the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

     d) "COMMITTEE" - the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan.

     e) "COMPANY" - Statia Terminals Group N.V., a Netherlands Antilles corporation, or any successor entity.

     f) "FAIR MARKET VALUE" of a share of Stock as of a given date shall be (i) the


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average of the closing representative bid and asked prices for the Stock on such date as reported by NASDAQ or any stock exchange on which the Stock is then listed or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used or (ii) if the Stock is not then publicly traded, the fair market value determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; PROVIDED, HOWEVER, that for purposes of paragraphs (a) and (g) of Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

     g) "ISO" or "INCENTIVE STOCK OPTION" - an option to purchase Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

     (h) "NASDAQ" - the National Association of Securities Dealers Automated Quotation System (or its successor quotation system).

     i) "NOTICE" - written notice actually received by the Company at its offices on the day of such receipt, if received on or before 1:30 p.m., on a day when the Company's offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to the Company's Chief Financial Officer or sent by facsimile to the Company, or sent by certified or registered mail or overnight courier, prepaid, addressed to the Company at Statia Terminals, Inc., 800 Fairway Drive, Suite 295, Deerfield Beach, Florida 33441, Attention: Chief Financial Officer.

     (j) "OPTION" - an option to purchase Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

     k) "OPTIONEE" - a Participant who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

     l) "PARTICIPANT" - an individual eligible, pursuant to Section 5, to participate in the Plan who is selected to participate in the Plan pursuant to
Section 3.

     m) "PLAN" - this Statia Terminals Group N.V. 1997 Stock Option Plan.

     n) "SECURITIES ACT" - the Securities Act of 1933, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

     o) "STOCK" - the $0.10 par value common stock of the Company.

     p) "STOCKHOLDERS AGREEMENT" - the stockholders agreement dated as of


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November 27, 1996, by and among the Company, the Management Stockholders (as defined therein), Windward Island Investments LLC, Castle Harlan Partners II, L.P., CBI Investments, Inc., and certain other persons that subsequently become parties thereto.

     q) "SUBSIDIARY" - (i) any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424(f) of the Code and (ii) any unincorporated entity in which the Company and/or one or more of its "subsidiary corporations" (as defined in Section 424(f) of the Code) presently or in the future own an aggregate profits interest of fifty percent (50%) or more, which the Committee in its discretion determines will be a "Subsidiary" for purposes of the Plan.

     3. ADMINISTRATION OF THE PLAN. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee.

        (b) The Committee shall be appointed from time to time by the Board, and the Committee shall consist of not less than two (2) members of the Board. Appointment of Committee members shall be effective upon their acceptance in writing of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering written notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board.

        (c) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this Section 3, the Committee shall have the exclusive right and discretionary authority to: (i) interpret the Plan and the Agreements; (ii) construe any ambiguous provision of the Plan and/or the Agreements; (iii) determine eligibility for participation in the Plan; (iv) decide all questions concerning eligibility for and the amount of Options granted under the Plan; (v) select, from time to time, from amongst those eligible, the employees, directors and consultants to whom Options shall be granted under the Plan, which selection shall be based upon information furnished to the Committee by the Company's management; (vi) determine whether an Option shall take the form of an ISO or an Option other than a ISO; (vii) determine the number of shares of Stock to be included in any Option or to which any Option shall otherwise relate and the periods for which Options will be outstanding; (viii) establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan; (ix) to the extent permitted under the Plan and the applicable Agreement, grant waivers of Plan terms, conditions, restrictions and limitations; (x) to the extent permitted under the Plan and the applicable Agreement,


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permit the transfer of an Option or the exercise of an Option by one other than the Participant who received the grant of such Option; (xi) correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Option; (xii) to the extent permitted by the Plan, amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; (xiii) in accordance with the Plan, establish and administer any performance goals in connection with any Options; (xiv) at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, (A) terms, restrictions and conditions for compliance with Federal and state securities laws and (B) methods of withholding or providing for the payment of required taxes (C) restrictions regarding a Participant's ability to exercise Options under a "cashless exercise" program established by the Committee; and (xv) take any and all such other action it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Decisions and actions by the Committee with respect to the Plan and any Agreement shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan and/or any Agreement. Options need not be uniform as to all grants and recipients thereof.

     (d) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Participant to whom such Option has been granted, unless the Agreement provides otherwise; HOWEVER, two or more Options to a single Participant may be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; HOWEVER, no person shall have any rights under any Option unless and until the Participant to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. The Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; PROVIDED that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

     (e) A majority of the members of the entire Committee shall constitute a quorum and the actions of a majority of the members of the Committee in attendance at a meeting at which a quorum is present, or actions by a written instrument signed by all members of the Committee, shall be the actions of the Committee.

     (f) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other


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attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

     (g) In serving on the Committee, the members thereof shall be entitled to indemnification as directors of the Company, and to any limitation of liability and reimbursement as directors with respect to their services as members of the Committee.

     (h) The Committee may, in its discretion, delegate to appropriate officers of the Company the "administration" of the Plan under this Section 3; PROVIDED, HOWEVER, that no such delegation by the Committee shall be made (i) if such delegation would not be permitted under applicable law or (ii) with respect to the administration of the Plan as it affects executive officers and directors of the Company, and, PROVIDED FURTHER, HOWEVER, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. All authority delegated by the Committee under this paragraph (h) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee.

     4. SHARES OF STOCK SUBJECT TO THE PLAN. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is 7,235.294.

     (b) Notwithstanding any of the foregoing limitations set forth in this
Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

     (c) Any shares of Stock subject to an Option which for any reason expires or is terminated without having been fully exercised may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

     5. ELIGIBILITY. Executive and other key salaried employees, including officers, of the Company and its Subsidiaries, directors (whether or not also employees) of the Company and its Subsidiaries and consultants to the Company and its Subsidiaries, shall be eligible to become Participants and receive Options in accordance with the terms and conditions of the Plan.

     6. TERMS AND CONDITIONS OF STOCK OPTIONS. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. Each Option shall be subject to all the applicable provisions of the Plan, including the following


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terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement.

         (a) The option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; PROVIDED, HOWEVER, that, with respect to ISOs, subject to paragraph (g)(C) of this Section 6, such price shall not be less than 100% of the Fair Market Value of a share of Stock at the time that the Option is granted.

         (b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee in its discretion and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (g)(C) of this Section 6.

         (c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of ten (10) shares or the full number of shares of Stock then subject to the Option.

         (d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee's discretion, payment in accordance with a "cashless exercise" program established by the Committee.

         (e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

         (f) An Option may be exercised only if at all times during the period beginning with the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee, director or consultant of either the Company or of a Subsidiary or of another corporation referred to in Section 422(a)(2) of the Code. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised following termination of such continuous employment, directorship or consultancy, whether or not exercisable at such time, to the extent provided in the applicable Agreement.

         (g)(A) Each Agreement relating to an Option shall state whether such


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     Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any Participant who is not an employee of the Company or any of its Subsidiaries on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

         (B) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan or any other "incentive stock option" plans of the Company and any Subsidiary, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

         (C) No ISO shall be granted to a Participant who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five (5) years from such date of grant.

     (h) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion, including, without limitation, the requirement that a Participant become a party to the Stockholders Agreement, and which are specified in the Agreement and may be referred to on the certificates evidencing such shares of Stock. The Committee may require an Optionee to give prompt Notice to the Company concerning any disposition of shares of Stock received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Optionee or (ii) one (1) year from the transfer of such shares of Stock to such Optionee or (iii) such other period as the Committee may from time to time determine. The Committee may direct that an Optionee with respect to an ISO


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undertake in the applicable Agreement to give such notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing shares of Stock acquired by exercise of an ISO refer to such requirement to give such notice.

         (i) Options granted under the Plan shall be subject to such provisions as the Committee deems appropriate to provide for the cancellation and settlement by the Company of such Options. Any such provisions shall be contained in the applicable Agreement.

     7. TRANSFER, LEAVE OF ABSENCE. For purposes of the Plan, a transfer of an employee from the Company to a Subsidiary or an affiliate of the Company, whether or not incorporated, or vice versa, or from one Subsidiary or affiliate of the Company to another, and a leave of absence, duly authorized in writing by the Company or a Subsidiary or affiliate of the Company, shall not be deemed a termination of employment of the employee.

     8. RIGHTS OF EMPLOYEES AND OTHER PERSONS. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan and the applicable Agreement.

     (b) Nothing contained in the Plan or in any Agreement shall be deemed (i) to give any employee or director the right to be retained in the service of the Company and/or its Subsidiaries nor restrict in any way the right of the Company and/or any Subsidiary to terminate any employee's employment or any director's directorship at any time with or without Substantial Cause (as defined in Section 11.2 of the Stockholders Agreement) or (ii) to confer on any consultant any right of continued relationship with the Company and/or its Subsidiaries, or alter any relationship between them, including any right of the Company and/or a Subsidiary to terminate its relationship with such consultant.

     (c) The adoption of the Plan shall not be deemed to give any employee of the Company or any Subsidiary or any other person any right to be selected as a Participant or to be granted an Option.

     (d) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee the right to receive any bonus, whether payable in cash or in Stock, or in any combination thereof, from the Company or any Subsidiary, nor be construed as limiting in any way the right of the Company or any Subsidiary to determine, in its sole discretion, whether or not it shall pay any employee bonuses, and, if so paid, the amount thereof and the manner of such payment.

     9. TAX WITHHOLDING OBLIGATIONS. (a) The Company and/or any Subsidiary are authorized to take whatever actions are necessary and proper to satisfy all


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obligations of Participants for the payment of all Federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

     (b) Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock subject to such Option, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant (i) to elect withholding by the Company of Stock otherwise deliverable to such Participant pursuant to such Option (PROVIDED, HOWEVER, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Participant's effective tax rate and all applicable taxes) and/or (ii) to tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and acquired more than six
(6) months prior to such tender in full or partial satisfaction of such tax obligations.

     10. CHANGES IN CAPITAL. (a) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse stock split, subdivision, recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), an extraordinary dividend payable in cash or property, combination or exchange of shares of Stock, separation, reorganization or liquidation, the aggregate number and class of shares of Stock available under the Plan as to which Options may be granted, the number and class of shares under each Option and the option exercise price per share under each outstanding Option shall, in each case, be correspondingly adjusted by the Committee. Such adjustments shall be made in the case of outstanding Options without change in the total price applicable to such Options. In the event of an extraordinary dividend, "spin-off," liquidation or other substantial distribution of assets of the Company, the number and class of shares under each outstanding Option and/or the option exercise price per share applicable to any such Options may be correspondingly adjusted by the Committee in its discretion.

     (b) In the event of (i) a merger, consolidation, combination, reorganization or other transaction resulting in less than fifty percent (50%) of the combined voting power of the surviving or resulting entity being owned by the former shareholders of the Company, (ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with any employee benefit plan of the Company or a Subsidiary), or (iii) an initial public


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offering of common stock of the Company pursuant to a registration statement declared effective under the Securities Act:

         (1) In its discretion and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by a resolution adopted prior to the occurrence of such event, that such Option shall be accelerated and become immediately exercisable as to all shares of Stock covered thereby, notwithstanding anything to the contrary in the Plan or the Agreement.

         (2) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, that such Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price (as applicable) shall remain the same and the amount of shares or other securities subject to option or other rights under an Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Participant if the Option had been exercised in full prior to such transaction or expiration date and the Participant exchanged all of such shares in the transaction.

         (3) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide either by the terms of the Agreement applicable to any Option or by resolution adopted prior to the occurrence of such event, any outstanding Option shall, in each case, be converted into a right to receive in cash, as soon as practicable following the closing date or expiration date of the transaction, an amount equal to the value of the consideration to be received in connection with such transaction for one share of Stock, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option.

         (4) At the discretion of the Committee, the Agreement applicable to any Option may provide that such an Option cannot be exercised after such an event, to the extent that such Option becomes subject to any acceleration, adjustment or conversion in accordance with the foregoing paragraphs (1),
     (2), or (3) of this subsection 10(b).

     No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this Subsection


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10(b) need not be uniform as to all outstanding Options, nor treat all
Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

     11. MISCELLANEOUS PROVISIONS. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock or the payment of cash upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

     (b) Except as otherwise provided in this paragraph (b) of Section 11, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. At the Committee's discretion, an Agreement may permit the receipt or exercise of a Participant's Option (or any portion thereof) after his or her death by the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, by the legatee of the Participant under the Participant's last will or by the legal representatives of such Participant's estate. The Committee may, in its discretion, authorize any Option which is not an ISO granted to a Participant to be on terms which permit transfer of all or a portion of such Option to members of such Participant's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, any such family member or members; PROVIDED, that the Option expressly permits such transferability and any transfer of such Option shall be in accordance with any other terms, conditions, rules and limitations prescribed by the Committee and/or set forth in the applicable Agreement. Following the valid transfer of any such Option, the transferred Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to such transfer; PROVIDED, that the transferee of such Option shall be treated under the Plan and the applicable Agreement as the Participant who transferred the Option, EXCEPT that the terms of Section 6(f) hereof (and any similar provisions of the applicable Agreement, dealing with exercisability and termination of a Participant's relationship with the Company or a Subsidiary, or his or her death), shall continue to be applied with respect to the original Participant, so that following a Participant's termination of employment, or other relationship as a consultant or director, with the Company or a Subsidiary or the death of a Participant, any transferee of such original Participant's Option may only exercise such Option to the extent provided, and for the period specified, in such Section 6(f) (and any similar provisions


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of the applicable Agreement). In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such Participant's beneficiary, pursuant to the terms and conditions of the Plan and the applicable Agreement, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option are the duly appointed legal representative of the deceased Participant's estate or the proper legatees or distributees thereof or the named beneficiary of such Participant.

     (c) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (d) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

     (e) The Committee may, in its discretion, extend one or more loans to Participants who are key employees of the Company or a Subsidiary in connection with the exercise or receipt of an Option granted to any such employees. The terms and conditions of any such loan shall be set by the Committee.

     (f) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board.

     (g) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any other forms of incentives or compensation for their employees or consultants or directors, or grant or assume options or other rights otherwise than under the Plan.

         (h) The Plan shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable Federal law or the laws of the Netherlands Antilles.

     12. LIMITS OF LIABILITY. (a) Any liability of the Company or a Subsidiary to any Participant with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

         (b) Neither the Company nor a Subsidiary nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     13. AMENDMENTS AND TERMINATION. The Board may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan; PROVIDED, HOWEVER, no amendment, alteration, suspension, or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any requirements under the Code relating to ISOs or
(ii) applicable law), would:

         (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

         (b) except as is provided in Section 10, decrease the minimum option exercise price requirements of Section 6(a);

         (c) change the class of persons eligible to receive Options under the Plan; or

         (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

     The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Participant without his or her written consent.

     14. DURATION. Following the adoption of the Plan by the Board, the Plan shall become effective as of the date on which it is approved by the holders of a majority of the Company's outstanding Stock which is present and voted at a meeting, or by written consent in lieu of a meeting, which approval must occur within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall terminate upon the earliest to occur of:

         (a) the effective date of a resolution adopted by the Board terminating the Plan;

         (b) the date all shares of Stock subject to the Plan are delivered pursuant to the Plan's provisions; or

         (c) ten (10) years from the date the Plan is approved by the Company's shareholders.

No Option may be granted under the Plan after the earliest to occur of the events or dates described in the foregoing paragraphs (a) through (c) of this
Section 14; PROVIDED, HOWEVER, Options theretofore granted may extend beyond such date.

     No such termination of the Plan shall affect the previously accrued rights of any Participant hereunder, and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the Plan or the Agreement.

                           STATIA TERMINALS GROUP N.V.
                             1997 STOCK OPTION PLAN

                     INCENTIVE STOCK OPTION AWARD AGREEMENT

     This Incentive Stock Option Award Agreement (the "Agreement"), dated ______ __, 1997, is made between Statia Terminals Group N.V. (the "Company") and
_____________ (the "Optionee"). All capitalized terms that are not defined herein shall have the meaning as defined in the Statia Terminals Group N.V. 1997 Stock Option Plan (the "Plan"). References to "he," "him," and "his" shall mean the feminine form of such terms, when applicable.

                              W I T N E S S E T H :

     1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company, all or any part of an aggregate of ________ shares of $0.10 par value common stock of the Company ("Stock") at a per share purchase price equal to $_________ (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall be treated as an "incentive stock option" as defined in Section 422 of the Code.

     2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

     (a) EXPIRATION DATE. The Option shall expire ten (10) years after the date indicated above, or such earlier date as (i) all shares of Stock covered by the Option shall have been purchased or (ii) the Option expires pursuant to Section 2(b)(iv) below.

     (b) EXERCISE OF OPTION. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the date hereof in accordance with the following schedule:

            YEARS OF EMPLOYMENT                     PERCENT OF
            SINCE OPTION GRANT                  OPTION EXERCISABLE
            -------------------                 ------------------

            less than 2 years                           0
            2 years and less than 3 years             25%
            3 years and less than 4 years             50%
            4 years and less than 5 years             75%
            5 or more years                          100%

Notwithstanding the preceding clause, upon the occurrence of a Liquidation Event (as hereinafter defined), the Option shall become fully exercisable as to all shares of Stock covered by the Option as to which the Option was not exercised prior to such Liquidation Event. Notwithstanding any other provision of this Agreement to the contrary, no portion of the Option that is not exercisable as of the date on which the Optionee ceases to be employed by the Company or any Subsidiary shall thereafter become exercisable. For purposes of this Agreement, "Liquidation Event" shall mean (i) a merger, consolidation, combination, reorganization or other transaction resulting in less than 50% of the combined voting power of the surviving or resulting entity being owned by the former shareholders of the Company, (ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with an employee benefit plan of the Company or a Subsidiary), or (iii) an initial public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act.

     (ii) Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised at any time, subject to the terms and conditions of this Agreement and the Plan, prior to the expiration of the Option under Section 2(a); PROVIDED, HOWEVER, that the Option shall not be exercisable for the lesser of ten (10) shares of Stock or the full number of shares of Stock then subject to the Option which are then exercisable. Any exercise of all or any part of the Option shall be accompanied by: (A) payment in full of the purchase price of the shares of Stock as to which the Option is exercised in accordance with Section 2(b)(iii), including applicable taxes, if any, in accordance with Section 2(d) and (B) a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

     (iii) At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the
Company: (A) in United States dollars by personal check (subject to collection), bank draft or money order; (B) if permitted by applicable law, by tendering to the Company shares of Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and the Optionee's spouse) for at least six (6) months prior to such tender, which may include shares received as a result of a prior exercise of this Option, and having a total Fair Market Value on the date of such exercise of the Option, equal to the aggregate cash purchase price of such shares of Stock; (C) by delivering a promissory note in a form satisfactory to the Company for the full exercise price of the Option or the portion thereof which the Optionee intends to exercise; or (D) by any combination of the consideration provided for in the foregoing clauses (A), (B) and (C).

     (iv) The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

         (A) In the event of the death of the Optionee while an employee of the Company or a Subsidiary, the Option, to the extent not previously exercised, may be immediately exercised after the Optionee's death by his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of one (1) year from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

         (B) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of permanent disability (as defined in Section 22(e)(3) of the Code), the Option, to the extent not previously exercised, may be immediately exercised after such termination but may not be exercised after the expiration of the period of one (1) year from the date of such termination or of the stated period of the Option, whichever period is the shorter.

         (C) If the Company or a Subsidiary terminates the Optionee's employment with the Company or such Subsidiary and such termination is not for "Substantial Cause" (as defined in Section 11.2 of the Stockholders Agreement), the Optionee's Option, to the extent not previously exercised, may thereafter be immediately exercised but may not be exercised after the expiration of the period of three (3) months from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

         (D) If the Optionee dies after termination of his employment with the Company and/or a Subsidiary under paragraphs (B) or (C) of this Section 2(b)(iv) above during the one-year or three-month period specified, respectively, in such paragraphs, the Option, to the extent not previously exercised, may be exercised after the Optionee's death by the Optionee's heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of one (1) year from the date of his death or the stated period of the Option, whichever period is the shorter.

         (E) If the Optionee's employment is terminated by the Company or a Subsidiary for "Substantial Cause" (as defined in Section 11.2 of the Stockholders Agreement) or if the Optionee's employment is terminated under circumstances not described in this Section 2(b)(iv), the Optionee's Option shall automatically terminate, without any further action required by the Company, on the date of such termination of employment and shall cease to thereafter be exercisable with respect to any shares of Stock.

     (v) Notwithstanding anything contained herein to the contrary, upon the occurrence of a "Management Call" (as defined in Section 11.2 of the Stockholders Agreement and interpreted, for purposes of this Agreement, to apply to the Optionee whether or not the Optionee is a signatory to the Stockholders Agreement on the date of such Management Call), no portion of the Option, whether exercisable on the date of such Management Call or not, may thereafter be exercised for the purchase of shares of Stock. In lieu thereof, the Optionee shall be entitled, in cancellation and settlement for the portion of the Option which is exercisable on the date of such Management Call, to a payment in cash (subject to any applicable withholding taxes, the "Cash Payment") equal to (i) the amount which would have been paid to the Optionee by the Company for the Stock to which such exercisable portion of the Option applied as if such portion of the Option had been exercised and such Stock had been subject to such a Management Call, less (ii) the Option exercise price for such exercisable portion of the Option. The Cash Payment will be paid to the Optionee in accordance with Section 11.2(e) of the Stockholders Agreement.

     (c) NONTRANSFERABILITY. Except as provided below, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him. Notwithstanding the foregoing, all or a portion of the Option may be transferred to members of the Optionee's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, any such family member or members. Following any such transfer, the Option, or portion thereof so transferred, shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to the transfer, PROVIDED, that the transferee of the Option, or portion thereof so transferred, shall be treated under the Plan and this Agreement, EXCEPT that the provisions of Section 2(b)(iv) shall continue to be applied with respect to the Optionee, so that following the Optionee's termination of employment with the Company or a Subsidiary or the death of the Optionee, any transferee of the Option (or any portion thereof) may only affect an exercise thereof to the extent provided, and for the period specified in Section 2(b)(iv).

     (d) WITHHOLDING TAXES. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash any taxes of any kind required by law to be withheld with respect to such Stock. Notwithstanding the foregoing, such tax withholding obligations may be met, in whole or in part, by the withholding of Stock otherwise deliverable to the Optionee with a fair Market Value on the date of such exercise equal to such tax liability, pursuant to procedures approved by the Committee; PROVIDED, HOWEVER, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Optionee's effective tax rate and all applicable taxes. In no event shall Stock be delivered to any person exercising the Option until such person has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     (e) NO RIGHTS AS STOCKHOLDER. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

     (f) NO RIGHT TO CONTINUED EMPLOYMENT. The Option shall not confer upon the Optionee any right to be retained in the service of the Company and/or a Subsidiary, nor restrict in any way the right of the Company and/or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without Substantial Cause (as defined in Section
11.2 of the Stockholders Agreement).

     (g) INCONSISTENCY WITH PLAN. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained herein is inconsistent with the Plan, the terms of the Plan shall govern.

     (h) COMPLIANCE WITH LAWS, REGULATIONS, STOCKHOLDERS AGREEMENT, ETC. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder and any Stock delivered hereunder shall be subject in all respects to:
(i) all applicable Federal, Netherlands Antilles and state laws, rules and regulations, (ii) any registration, qualification, approvals or other requirements imposed by any governmental or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable and (iii) the terms of the Stockholders Agreement in all respects. If at any time the Committee shall determine that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any Federal, Netherlands Antilles or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, the Option may not be exercised, in whole or in part, and the Company shall not be required to issue or deliver any certificates for shares of Stock hereunder unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. Any shares of Stock deliverable under the Option upon exercise hereof shall be subject to such transfer and/or ownership restrictions and/or legending requirements in accordance with the Stockholders Agreement and/or as the Committee may establish or determine, which may be referred to on the certificates evidencing such shares.

     3. INVESTMENT REPRESENTATION. The Optionee (which, for purposes of this
Section 3, shall include any other person entitled to exercise the Option, or any part thereof, at any time) hereby represents and warrants that any purchase or acquisition of shares of Stock under this Agreement shall be for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and the Optionee represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares of Stock being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto, and the Optionee will indemnify the Company and hold it harmless from any loss, damage, expense or liability resulting to the Company or any Subsidiary if any sale or distribution of shares of Stock purchased or acquired hereunder by the Optionee is contrary to the representation and agreement made by the Optionee in this Section 3. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current. The Optionee further represents and warrants that the

Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement and has the information necessary to do so, and that the Optionee is a person who is able to bear the economic risk of such ownership. Each representation, warranty and agreement contained in this Section 3 shall be deemed to be re-made by the Optionee upon any exercise of the Option, or any part thereof.

     4. DISPOSITION OF STOCK. Any shares of Stock received by the Optionee or any other person upon exercise of the Option, or any part thereof (or any interest or right in such shares) cannot be sold, assigned, pledged or transferred in any manner except as permitted by the Stockholders Agreement.

     5. NOTICES. Any notice hereunder to the Company shall be addressed to it in care of Statia Terminals, Inc., 800 Fairway Drive, Suite 295, Deerfield Beach, Florida 33441, Attention: Chief Financial Officer, and any notice hereunder to the Optionee shall be addressed to him at ____________, ___________, subject to the right of either party to designate at any time hereafter in writing some other address.

     6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable Federal law or the laws of the Netherlands Antilles.

     7. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof and the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of
Section 13 of the Plan as in effect on the date hereof.

     8. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

     10. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

            IN WITNESS WHEREOF, Statia Terminals Group N.V. has caused this Agreement to be executed by its appropriate officers and/or directors, and the Optionee has executed this Agreement, both as of the day and year first above written.

                                                 STATIA TERMINALS GROUP N.V.

Date:_______________                            By__________________________
                                                  Name:
                                                  Title:

Date:_______________                            By__________________________
                                                  Name:
                                                  Title:

The undersigned (who, for purposes of this affirmation, shall also be deemed to include each person claiming any rights or benefits with respect to the Plan or the Agreement under or through the undersigned) hereby acknowledges receipt of a copy of the Plan and acknowledges that he is familiar with the terms and conditions thereof. The undersigned furthermore hereby accepts, ratifies and consents to all of the terms and conditions of this Agreement and of the Plan, including the terms and conditions of the Plan adopted after the granting of this Option but prior to the complete exercise hereof (subject to Section 13 of the Plan as in effect on the date hereof), and any action taken under the Plan by the Committee, the Company and/or the Board, and the undersigned further agrees to be bound by all such terms and conditions of this Agreement and the Plan and actions of the Committee, the Company and/or the Board.

Date:_______________                  _________________(L.S.)


                                                                      SCHEDULE 1



                        NOTATIONS AS TO PARTIAL EXERCISE
                        --------------------------------

                       NUMBER OF            BALANCE OF
     DATE OF           PURCHASED            SHARES ON          AUTHORIZED         NOTATION
    EXERCISE            SHARES               OPTION            SIGNATURE            DATE
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

                           STATIA TERMINALS GROUP N.V.
                             1997 STOCK OPTION PLAN

                          STOCK OPTION AWARD AGREEMENT
                                  FOR EMPLOYEES

     This Stock Option Award Agreement (the "Agreement"), dated ______ __, 1997, is made between Statia Terminals Group N.V. (the "Company") and ________________ (the "Optionee"). All capitalized terms that are not defined herein shall have the meaning as defined in the Statia Terminals Group N.V. 1997 Stock Option Plan (the "Plan"). References to "he," "him," and "his" shall mean the feminine form of such terms, when applicable.

                              W I T N E S S E T H :


     1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company, all or any part of an aggregate of ________ shares of $0.10 par value common stock of the Company ("Stock") at a per share purchase price equal to $_________ (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

     2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

     (a) EXPIRATION DATE. The Option shall expire ten (10) years after the date indicated above, or such earlier date as (i) all shares of Stock covered by the Option shall have been purchased or (ii) the Option expires pursuant to Section 2(b)(iv) below.

     (b) EXERCISE OF OPTION. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the date hereof in accordance with the following schedule:

            YEARS OF EMPLOYMENT                  PERCENT OF
            SINCE OPTION GRANT                OPTION EXERCISABLE
            -------------------               ------------------

            less than 2 years                         0
            2 years and less than 3 years            25%
            3 years and less than 4 years            50%
            4 years and less than 5 years            75%
            5 or more years                         100%

Notwithstanding the preceding clause, upon the occurrence of a Liquidation Event (as hereinafter defined), the Option shall become fully exercisable as to all shares of Stock covered by the Option as to which the Option was not exercised prior to such Liquidation Event. Notwithstanding any other provision of this Agreement to the contrary, no portion of the Option that is not exercisable as of the date on which the Optionee ceases to be employed by the Company or any Subsidiary shall thereafter become exercisable. For purposes of this Agreement, "Liquidation Event" shall mean (i) a merger, consolidation, combination, reorganization or other transaction resulting in less than 50% of the combined voting power of the surviving or resulting entity being owned by the former shareholders of the Company, (ii) the liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets or business of the Company (other than, in the case of either clause (i) or (ii) above, in connection with an employee benefit plan of the Company or a Subsidiary), or (iii) an initial public offering of the common stock of the Company pursuant to a registration statement declared effective under the Securities Act.

     (ii) Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised at any time, subject to the terms and conditions of this Agreement and the Plan, prior to the expiration of the Option under Section 2(a); PROVIDED, HOWEVER, that the Option shall not be exercisable for the lesser of ten (10) shares of Stock or the full number of shares of Stock then subject to the Option which are then exercisable. Any exercise of all or any part of the Option shall be accompanied by: (A) payment in full of the purchase price of the shares of Stock as to which the Option is exercised in accordance with Section 2(b)(iii), including applicable taxes, if any, in accordance with Section 2(d) and (B) a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

     (iii) At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the
Company: (A) in United States dollars by personal check (subject to collection), bank draft or money order; (B) if permitted by applicable law, by tendering to the Company shares of Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and the Optionee's spouse) for at least six (6) months prior to such tender, which may include shares received as a result of a prior exercise of this Option, and having a total Fair Market Value on the date of such exercise of the Option, equal to the aggregate cash purchase price of such shares of Stock; (C) by delivering a promissory note in a form satisfactory to the Company for the full exercise price of the Option or the portion thereof which the Optionee intends to exercise; or (D) by any combination of the consideration provided for in the foregoing clauses (A), (B) and (C).

     (iv) The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

         (A) In the event of the death of the Optionee while an employee of the Company or a Subsidiary, the Option, to the extent not previously exercised, may be immediately exercised after the Optionee's death by his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of two (2) years from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

         (B) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of permanent disability (as defined in Section 22(e)(3) of the Code), the Option, to the extent not previously exercised, may be immediately exercised after such termination but may not be exercised after the expiration of the period of one (1) year from the date of such termination or of the stated period of the Option, whichever period is the shorter.

         (C) If the Company or a Subsidiary terminates the Optionee's employment with the Company or such Subsidiary and such termination is not for "Substantial Cause" (as defined in Section 11.2 of the Stockholders Agreement), the Optionee's Option, to the extent not previously exercised, may thereafter be immediately exercised but may not be exercised after the expiration of the period of one (1) year from the date of such termination of employment or of the stated period of the Option, whichever period is the shorter.

         (D) If the Optionee's employment with the Company or a Subsidiary is terminated by reason of the Optionee's retirement after attaining 59 1/2 years of age, the Option, to the extent not previously exercised, may be immediately exercised after such retirement but may not be exercised after the expiration of the period of two (2) years from the date of such retirement or of the stated
period of the Option, whichever period is the shorter.

         (E) If the Optionee dies after termination of his employment with the Company and/or a Subsidiary under paragraphs (B), (C) or (D) of this
     Section 2(b)(iv) above during the one-year or two-year period specified, respectively, in such paragraphs, the Option, to the extent not previously exercised, may be exercised after the Optionee's death by the Optionee's heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of two (2) years from the date of his death or the stated period of the Option, whichever period is the shorter.

         (F) If the Optionee's employment is terminated by the Company or a Subsidiary for "Substantial Cause" (as defined in Section 11.2 of the Stockholders Agreement) or if the Optionee's employment is terminated under circumstances not described in this Section 2(b)(iv), the Optionee's Option shall automatically terminate, without any further action required by the Company, on the date of such termination of employment and shall cease to thereafter be exercisable with respect to any shares of Stock.

     (v) Notwithstanding anything contained herein to the contrary, upon the occurrence of a "Management Call" (as defined in Section 11.2 of the Stockholders Agreement and interpreted, for purposes of this Agreement, to apply to the Optionee whether or not the Optionee is a signatory to the Stockholders Agreement on the date of such Management Call), no portion of the Option, whether exercisable on the date of such Management Call or not, may thereafter be exercised for the purchase of shares of Stock. In lieu thereof, the Optionee shall be entitled, in cancellation and settlement for the portion of the Option which is exercisable on the date of such Management Call, to a payment in cash (subject to any applicable withholding taxes, the "Cash Payment") equal to (i) the amount which would have been paid to the Optionee by the Company for the Stock to which such exercisable portion of the Option applied as if such portion of the Option had been exercised and such Stock had been subject to such a Management Call, less (ii) the Option exercise price for such exercisable portion of the Option. The Cash Payment will be paid to the Optionee in accordance with Section 11.2(e) of the Stockholders Agreement.

     (c) NONTRANSFERABILITY. Except as provided below, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him. Notwithstanding the foregoing, all or a portion of the Option may be transferred to members of the Optionee's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, any such family member or members. Following any such transfer, the Option, or portion thereof so transferred, shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to the transfer, PROVIDED, that the transferee of the Option, or portion thereof so transferred, shall be treated under the Plan and this Agreement, EXCEPT that the provisions of Section 2(b)(iv) shall continue to be applied with respect to the Optionee, so that following the Optionee's termination of employment with the Company or a Subsidiary or the death of the Optionee, any transferee of the Option (or any portion thereof) may only affect an exercise thereof to the extent provided, and for the period specified in Section 2(b)(iv).

     (d) WITHHOLDING TAXES. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash any taxes of any kind required by law to be withheld with respect to such Stock. Notwithstanding the foregoing, such tax withholding obligations may be met, in whole or in part, by the withholding of Stock otherwise deliverable to the Optionee with a fair Market Value on the date of such exercise equal to such tax liability, pursuant to procedures approved by the Committee; PROVIDED, HOWEVER, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Optionee's effective tax rate and all applicable taxes. In no event shall Stock be delivered to any person exercising the Option until such person has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

     (e) NO RIGHTS AS STOCKHOLDER. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

     (f) NO RIGHT TO CONTINUED EMPLOYMENT. The Option shall not confer upon the Optionee any right to be retained in the service of the Company and/or a Subsidiary, nor restrict in any way the right of the Company and/or any Subsidiary, which right is hereby expressly reserved, to terminate his employment at any time with or without Substantial Cause (as defined in Section
11.2 of the Stockholders Agreement).

     (g) INCONSISTENCY WITH PLAN. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained herein is inconsistent with the Plan, the terms of the Plan shall govern.

     (h) COMPLIANCE WITH LAWS, REGULATIONS, STOCKHOLDERS AGREEMENT, ETC. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder and any Stock delivered hereunder shall be subject in all respects to:
(i) all applicable Federal, Netherlands Antilles and state laws, rules and regulations, (ii) any registration, qualification, approvals or other requirements imposed by any governmental or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable and (iii) the terms of the Stockholders Agreement in all respects. If at any time the Committee shall determine that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any Federal, Netherlands Antilles or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, the Option may not be exercised, in whole or in part, and the Company shall not be required to issue or deliver any certificates for shares of Stock hereunder unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. Any shares of Stock deliverable under the Option upon exercise hereof shall be subject to such transfer and/or ownership restrictions and/or legending requirements in accordance with the Stockholders Agreement and/or as the Committee may establish or determine, which may be referred to on the certificates evidencing such shares.

     3. INVESTMENT REPRESENTATION. The Optionee (which, for purposes of this
Section 3, shall include any other person entitled to exercise the Option, or any part thereof, at any time) hereby represents and warrants that any purchase or acquisition of shares of Stock under this Agreement shall be for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and the Optionee represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares of Stock being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto, and the Optionee will indemnify the Company and hold it harmless from any loss, damage, expense or liability resulting to the Company or any Subsidiary if any sale or distribution of shares of Stock purchased or acquired hereunder by the Optionee is contrary to the representation and agreement made by the Optionee in this Section 3.

     The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current. The Optionee further represents and warrants that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement and has the information necessary to do so, and that the Optionee is a person who is able to bear the economic risk of such ownership. Each representation, warranty and agreement contained in this
Section 3 shall be deemed to be re-made by the Optionee upon any exercise of the Option, or any part thereof.

     4. DISPOSITION OF STOCK. Any shares of Stock received by the Optionee or any other person upon exercise of the Option, or any part thereof (or any interest or right in such shares) cannot be sold, assigned, pledged or transferred in any manner except as permitted by the Stockholders Agreement.

     5. NOTICES. Any notice hereunder to the Company shall be addressed to it in care of Statia Terminals, Inc., 800 Fairway Drive, Suite 295, Deerfield Beach, Florida 33441, Attention: Chief Financial Officer, and any notice hereunder to the Optionee shall be addressed to him at ____________, ___________, subject to the right of either party to designate at any time hereafter in writing some other address.

     6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by applicable Federal law or the laws of the Netherlands Antilles.

     7. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof and the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of
Section 13 of the Plan as in effect on the date hereof.

     8. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

     10. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

     IN WITNESS WHEREOF, Statia Terminals Group N.V. has caused this Agreement to be executed by its appropriate officers and/or directors, and the Optionee has executed this Agreement, both as of the day and year first above written.

                           STATIA TERMINALS GROUP N.V.


Date:_______________                            By__________________________
                                                  Name:
                                                  Title:

Date:_______________                            By__________________________
                                                  Name:
                                                  Title:


The undersigned (who, for purposes of this affirmation, shall also be deemed to include each person claiming any rights or benefits with respect to the Plan or the Agreement under or through the undersigned) hereby acknowledges receipt of a copy of the Plan and acknowledges that he is familiar with the terms and conditions thereof. The undersigned furthermore hereby accepts, ratifies and consents to all of the terms and conditions of this Agreement and of the Plan, including the terms and conditions of the Plan adopted after the granting of this Option but prior to the complete exercise hereof (subject to Section 13 of the Plan as in effect on the date hereof), and any action taken under the Plan by the Committee, the Company and/or the Board, and the undersigned further agrees to be bound by all such terms and conditions of this Agreement and the Plan and actions of the Committee, the Company and/or the Board.


Date:_______________                  _________________(L.S.)


                                                                      SCHEDULE 1


                        NOTATIONS AS TO PARTIAL EXERCISE
                        --------------------------------


                       NUMBER OF            BALANCE OF
     DATE OF           PURCHASED            SHARES ON            AUTHORIZED             NOTATION
    EXERCISE            SHARES                OPTION              SIGNATURE               DATE
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                           STATIA TERMINALS GROUP N.V.
                             1997 STOCK OPTION PLAN

                          STOCK OPTION AWARD AGREEMENT
                            FOR NONEMPLOYEE DIRECTORS

     This Stock Option Award Agreement (the "Agreement"), dated ______ __, 1997, is made between Statia Terminals Group N.V. (the "Company") and ________________ (the "Optionee"). All capitalized terms that are not defined herein shall have the meaning as defined in the Statia Terminals Group N.V. 1997 Stock Option Plan (the "Plan"). References to "he," "him," and "his" shall mean the feminine form of such terms, when applicable.

                              W I T N E S S E T H :

     1. GRANT OF OPTION. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company, all or any part of an aggregate of ________ shares of $0.10 par value common stock of the Company ("Stock") at a per share purchase price equal to $_________ (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

     2. TERMS AND CONDITIONS. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

     (a) EXPIRATION DATE. The Option shall expire ten (10) years after the date indicated above, or such earlier date as (i) all shares of Stock covered by the Option shall have been purchased or (ii) the Option expires pursuant to Section 2(b)(iv) below.

     (b) EXERCISE OF OPTION. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the date hereof as to the total number of shares of Stock subject to the Option, or any portion thereof, for which the Option was not previously exercised; PROVIDED, HOWEVER, that the Option shall not be exercisable for the lesser of ten (10) shares of Stock or the full number of shares of Stock then subject to the Option.

     (ii) Any exercise of all or any part of the Option shall be accompanied by:
(A) payment in full of the purchase price of the shares of Stock as to which the Option is exercised in accordance with Section 2(b)(iii), including applicable taxes, if any, in accordance with Section 2(d) and (B) a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Notation of any partial exercise shall be made by the Company on
Schedule I attached hereto.

     (iii) At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the
Company: (A) in United States dollars by personal check (subject to collection), bank draft or money order; (B) if permitted by applicable law, by tendering to the Company shares of Stock, duly endorsed for transfer to the Company, already owned by the Optionee (or by the Optionee and the Optionee's spouse) for at least six (6) months prior to such tender, which may include shares received as a result of a prior exercise of this Option, and having a total Fair Market Value on the date of such exercise of the Option, equal to the aggregate cash purchase price of such shares of Stock; (C) by delivering a promissory note in a form satisfactory to the Company for the full exercise price of the Option or the portion thereof which the Optionee intends to exercise; or (D) by any combination of the consideration provided for in the foregoing clauses (A), (B) and (C).

     (iv) The Option shall terminate upon the termination, for any reason, of the Optionee's directorship with the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

         (A) In the event of the death of the Optionee while a director of the Company or a Subsidiary, the Option, to the extent not previously exercised, may be immediately exercised after the Optionee's death by his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of two (2) years from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

         (B) If the Optionee's directorship with the Company or a Subsidiary shall terminate by reason of permanent disability (as defined in Section 22(e)(3) of the Code), the Option, to the extent not previously exercised, may be immediately exercised after such termination but may not be exercised after the expiration of the period of one (1) year from the date of such termination or of the stated period of the Option, whichever period is the shorter.

         (C) If the Optionee is removed as a director of the Company and/or a Subsidiary (in accordance with Section 5.1 of the Stockholders Agreement) and such termination is not for "Substantial Cause" (as defined in Section
     11.2 of the Stockholders Agreement), the Optionee's Option, to the extent not previously exercised, may thereafter be immediately exercised but may not be exercised after the expiration of the period of one (1) year from the date of such removal or of the stated period of the Option, whichever period is the shorter.

         (D) If the Optionee dies after termination of his directorship with the Company and/or a Subsidiary under paragraphs (B) or (C) of this Section 2(b)(iv) during the one-year period specified in such paragraphs, the Option, to the extent not previously exercised, may be exercised after the Optionee's death by the Optionee's heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of two (2) years from the date of his death or the stated period of the Option, whichever period is the shorter.

         (E) If the Optionee is removed as a director of the Company and/or a Subsidiary for "Substantial Cause" (as defined in Section 11.2 of the Stockholders Agreement), the Optionee's Option shall automatically terminate, without any further action required by the Company, on the date of such termination and shall cease to thereafter be exercisable with respect to any shares of Stock.

     (v) Notwithstanding anything contained herein to the contrary, upon the occurrence of a "Management Call" (as defined in Section 11.2 of the Stockholders Agreement but interpreted, for purposes of this Agreement, (i) as if the Optionee were an employee of the Company and (ii) to apply to the Optionee whether or not the Optionee is a signatory to the Stockholders Agreement on the date of such Management Call), no portion of the Option may thereafter be exercised for the purchase of shares of Stock. In lieu thereof, the Optionee shall be entitled, in cancellation and settlement for the portion of the Option which has not been exercised as of the date of such Management Call, to a payment in cash (the "Cash Payment") equal to (i) the amount which would have been paid to the Optionee by the Company for the Stock to which such unexercised portion of the Option applied as if such portion of the Option had been exercised and such Stock had been subject to such a Management Call, less
(ii) the Option exercise price for such unexercised portion of the Option. The Cash Payment will be paid to the Optionee in accordance with Section 11.2(e) of the Stockholders Agreement.

     (c) NONTRANSFERABILITY. Except as provided below, the Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him. Notwithstanding the foregoing, all or a portion of the Option may be transferred to members of the Optionee's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, any such family member or members. Following any such transfer, the Option, or portion thereof so transferred, shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to the transfer; PROVIDED, that the transferee of the Option, or portion thereof so transferred, shall be treated under the Plan and this Agreement, EXCEPT that the provisions of Section 2(b)(iv) shall continue to be applied with respect to the Optionee, so that following the Optionee's termination as a director with the Company or a Subsidiary or the death of the Optionee, any transferee of the Option (or any portion thereof) may only affect an exercise thereof to the extent provided, and for the period specified in Section 2(b)(iv).

     (d) NO RIGHTS AS STOCKHOLDER. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

     (e) NO RIGHT TO CONTINUED SERVICE. The Option shall not confer upon the Optionee any right to be retained as a director of the Company and/or a Subsidiary, nor restrict in any way the right of the stockholders of the Company and/or any Subsidiary (subject to the terms of the Stockholders Agreement) to remove a director at any time, with or without Substantial Cause (as defined in Section 11.2 of the Stockholders Agreement).

     (f) INCONSISTENCY WITH PLAN. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained herein is inconsistent with the Plan, the terms of the Plan shall govern.

     (g) COMPLIANCE WITH LAWS, REGULATIONS, STOCKHOLDERS AGREEMENT, ETC. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder and any Stock delivered hereunder shall be subject in all respects to:
(i) all applicable Federal, Netherlands Antilles and state laws, rules and regulations, (ii) any registration, qualification, approvals or other requirements imposed by any governmental or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable and (iii) the terms of the Stockholders Agreement in all respects. If at any time the Committee shall determine that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any Federal, Netherlands Antilles or state law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, the Option may not be exercised, in whole or in part, and the Company shall not be required to issue or deliver any certificates for shares of Stock hereunder unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law. Any shares of Stock deliverable under the Option upon exercise hereof shall be subject to such transfer and/or ownership restrictions and/or legending requirements in accordance with the Stockholders Agreement and/or as the Committee may establish or determine, which may be referred to on the certificates evidencing such shares.

     3. INVESTMENT REPRESENTATION. The Optionee (which, for purposes of this
Section 3, shall include any other person entitled to exercise the Option, or any part thereof, at any time) hereby represents and warrants that any purchase or acquisition of shares of Stock under this Agreement shall be for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and the Optionee represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares of Stock being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto, and the Optionee will indemnify the Company and hold it harmless from any loss, damage, expense or liability resulting to the Company or any Subsidiary if any sale or distribution of shares of Stock purchased or acquired hereunder by the Optionee is contrary to the representation and agreement made by the Optionee in this Section 3. The foregoing restriction shall not apply to (a) issuances by the Company so long as the shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (b) reofferings of shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the shares being reoffered are registered under the Securities Act and a prospectus in respect thereof is current. The Optionee further represents and warrants that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement and has the information necessary to do so, and that the Optionee is a person who is able to bear the economic risk of such ownership. Each representation, warranty and agreement contained in this Section 3 shall be deemed to be re-made by the Optionee upon any exercise of the Option, or any part thereof.

     4. DISPOSITION OF STOCK. Any shares of Stock received by the Optionee or any other person upon exercise of the Option, or any part thereof (or any interest or right in such shares) cannot be sold, assigned, pledged or transferred in any manner except as permitted by the Stockholders Agreement.

     5. NOTICES. Any notice hereunder to the Company shall be addressed to it in care of Statia Terminals, Inc., 800 Fairway Drive, Suite 295, Deerfield Beach, Florida 33441, Attention: Chief Financial Officer, and any notice hereunder to the Optionee shall be addressed to him at ____________, ___________, subject to the right of either party to designate at any time hereafter in writing some other address.

     6. GOVERNING LAW. The validity, interpretation, construction and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as superseded by Federal law or the laws of the Netherlands Antilles.

     7. OPTIONEE BOUND BY PLAN. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof and the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of
Section 13 of the Plan as in effect on the date hereof.

     8. SEVERABILITY. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

     9. COUNTERPARTS. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

     10. MODIFICATION. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

     IN WITNESS WHEREOF, Statia Terminals Group N.V. has caused this Agreement to be executed by its appropriate officers and/or directors, and the Optionee has executed this Agreement, both as of the day and year first above written.

                           STATIA TERMINALS GROUP N.V.

Date:_______________                            By__________________________
                                                  Name:
                                                  Title:


Date:_______________                            By__________________________
                                                  Name:
                                                  Title:


The undersigned (who, for purposes of this affirmation, shall also be deemed to include each person claiming any rights or benefits with respect to the Plan or the Agreement under or through the undersigned) hereby acknowledges receipt of a copy of the Plan and acknowledges that he is familiar with the terms and conditions thereof. The undersigned furthermore hereby accepts, ratifies and consents to all of the terms and conditions of this Agreement and of the Plan, including the terms and conditions of the Plan adopted after the granting of this Option but prior to the complete exercise hereof (subject to Section 13 of the Plan as in effect on the date hereof), and any action taken under the Plan by the Committee, the Company and/or the Board, and the undersigned further agrees to be bound by all such terms and conditions of this Agreement and the Plan and actions of the Committee, the Company and/or the Board.


Date:_______________                  _________________(L.S.)


                                                                      SCHEDULE 1

                        NOTATIONS AS TO PARTIAL EXERCISE
                        --------------------------------


                       NUMBER OF            BALANCE OF
     DATE OF           PURCHASED            SHARES ON               AUTHORIZED              NOTATION
    EXERCISE             SHARES              OPTION                  SIGNATURE                DATE
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


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